Exhibit 99.1

            BancFirst Corporation Reports Second Quarter Earnings

    OKLAHOMA CITY, July 22 /PRNewswire-FirstCall/ -- BancFirst Corporation (Nasdaq: BANF) today reported net income of $8.6 million for the second quarter of 2004, or $1.08 diluted earnings per share. The second quarter results reflect a 7.0% increase over 2003 second quarter earnings of $8.1 million, or $1.02 diluted earnings per share. Net income for the first six months of 2004 was $16.8 million, or $2.11 diluted earnings per share, compared to $16.7 million, or $2.09 diluted earnings per share for the same period in 2003.
    For the second quarter of 2004, net interest income totaled $28.3 million, which represents an increase of $1.29 million, or 4.8% over the second quarter of 2003. The increase in net interest income resulted from an increase in earning assets, primarily in loans, producing a positive volume variance that was partially offset by a negative rate variance. The provision for loan losses in the second quarter of 2004 was $201,000, down from $1.1 million in the second quarter of 2003. Additionally, net charge-offs for 2004 remained low at an annualized 0.12% of total loans, and nonperforming assets were $14.9 million, down $3.84 million from June 30, 2003.
    Noninterest income for the second quarter of 2004 was $12.7 million, a 10.7% increase over noninterest income for the same period in 2003, excluding securities gains in 2003 of $2.46 million. The increase for 2004 was in service charges on deposits, cash management and electronic banking services, and sales of insurance products to retail customers. Noninterest expense for the second quarter of 2004 was $27.6 million, which was slightly higher than the same period in 2003.
    The Company's total assets were $3.03 billion at June 30, 2004, up
$186 million, or 6.5%, over June 30, 2003. Total loans were $1.96 billion at the end of the second quarter of 2004, an increase of $167 million over the same period a year ago, while deposits were $2.67 billion and stockholders' equity was $261 million.
    BancFirst Corporation is an Oklahoma based financial services holding company with over $3.0 billion in total assets. The Company's principal subsidiary bank, BancFirst, is Oklahoma's largest state-chartered bank with 84 banking locations serving 43 communities throughout Oklahoma.
    This press release may include forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) with respect to earnings, credit quality, corporate objectives, interest rates and other financial and business matters. The Company cautions readers that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, including economic conditions, the performance of financial markets and interest rates; legislative and regulatory actions and reforms; competition; as well as other factors, all of which change over time. Actual results may differ materially from forward-looking statements.


                            BancFirst Corporation
                        Summary Financial Information
                (Dollars in thousands, except per share data)

                                              2004
                                                                       Year-
                              Q1         Q2         Q3         Q4     To-Date
    Income Statement Data:
    Net interest
     income            $   27,920 $   28,331                       $   56,251
     Provision
      for loan losses         720        201                              921
     Securities transactions  ---       (148)                            (148)
     Total noninterest
      income               11,702     12,742                           24,444
     Salaries and employee
      benefits             15,805     15,757                           31,562
     Total noninterest
      expense              26,191     27,557                           53,748
     Net income             8,191      8,638                           16,829
     Per Common Share Data:
     Net income-basic        1.05       1.10                             2.15
     Net income-diluted      1.03       1.08                             2.11
     Cash dividends
      declared               0.25       0.25                             0.50
     Common shares
      outstanding       7,830,040  7,825,923                        7,825,923
     Average common
      shares outstanding -
       Basic            7,825,530  7,834,040                        7,829,785
       Diluted          7,977,779  7,979,029                        7,978,632
     Performance Ratios:
     Return on
      average assets         1.10%      1.13%                            1.12%
     Return on average
      equity                12.19      13.21                            12.69
     Net interest margin     4.20       4.12                             4.16
     Efficiency ratio       66.10      67.09                            66.61


                                                2003
                              Q1         Q2         Q3         Q4       Year-
                                                                       To-Date
     Income Statement Data:
     Net interest
      income           $   26,740 $   27,037 $   27,006 $   28,350 $  109,132
     Provision for loan
      losses                  783      1,062        524      1,354      3,722
     Securities
      transactions            617      2,462        ---        204      3,283
     Total noninterest
      income               11,780     13,976     11,464     11,574     48,793
     Salaries and
      employee benefits    14,015     14,366     14,552     14,393     57,326
     Total noninterest
      expense              24,589     27,363     27,028     26,390    105,370
     Net income             8,598      8,072      7,391      7,821     31,882
     Per Common Share Data:
     Net income-basic        1.09       1.04       0.95       1.00       4.07
     Net income-diluted      1.07       1.02       0.93       0.98       4.00
     Cash dividends
      declared               0.22       0.22       0.25       0.25       0.94
     Common shares
      outstanding       7,808,281  7,803,239  7,815,364  7,822,637  7,822,637
     Average common shares
      outstanding -
       Basic            7,916,890  7,796,999  7,809,366  7,820,450  7,835,589
       Diluted          8,026,820  7,935,549  7,956,424  7,976,872  7,972,875
     Performance Ratios:
     Return on average
      assets                 1.25%      1.13%      1.04%      1.07%      1.12%
     Return on average
      equity                13.92      13.12      11.73      12.21      12.74
     Net interest margin     4.32       4.21       4.22       4.32       4.27
     Efficiency ratio       63.83      66.72      70.26      67.70      66.72


                              BancFirst Corporation
                          Summary Financial Information
                                   (Continued)
                                                   2004
                                 Q1           Q2           Q3           Q4
     Balance Sheet Data:
     Total assets           $3,051,815   $3,034,783
     Total loans             1,940,883    1,963,888
     Allowance
      for loan losses          (26,403)     (25,921)
     Securities                581,059      570,423
     Deposits                2,673,020    2,668,466
     Stockholders' equity      263,563      260,960
     Book value
      per common share           33.66        33.35
     Tangible book value
      per common share           29.52        29.22
     Balance Sheet Ratios:
     Average loans
      to deposits                74.06%       73.13%
     Average earning assets
      to total assets            90.59        90.95
     Average stockholders'
      equity to average assets    9.05         8.82
     Asset Quality Data:
     Past due loans        $     2,266  $     2,398
     Nonaccrual loans           13,663        8,368
     Restructured loans            428          433
     Total nonperforming
      and restructured loans    16,357       11,199
     Other real estate owned
      and repossessed assets     3,796        3,675
     Total nonperforming
      and restructured assets   20,153       14,874
     Asset Quality Ratios:
     Nonperforming and
      restructured loans
       to total loans             0.84%        0.57%
     Nonperforming and
      restructured assets
       to total assets            0.66         0.49
     Allowance to total loans     1.36         1.32
     Allowance to nonperforming
      and restructured loans    161.42       231.46


                                                   2003
                                 Q1           Q2           Q3           Q4
     Balance Sheet Data:
     Total assets          $ 2,838,292  $ 2,848,332  $ 2,820,045  $ 2,921,433
     Total loans             1,819,602    1,797,364    1,801,010    1,947,223
     Allowance
      for loan losses           24,694       25,004       24,890       26,148
     Securities                545,991      530,644      525,520      564,735
     Deposits                2,477,755    2,502,304    2,485,459    2,585,690
     Stockholders' equity      242,574      249,314      250,932      255,372
     Book value
      per common share           31.07        31.95        32.11        32.64
     Tangible book value
      per common share           28.31        29.21        29.38        28.51
     Balance Sheet Ratios:
     Average loans to deposits   75.12%       72.29%       72.60%       73.37%
     Average earning assets
      to total assets            91.13        91.43        91.21        91.19
     Average stockholders'
      equity to average assets    8.96         8.65         8.87         8.78
     Asset Quality Data:
     Past due loans        $     2,469  $     1,521  $     1,880  $     2,674
     Nonaccrual loans           14,412       13,756       13,757       13,381
     Restructured loans            640          503          480          559
     Total nonperforming
      and restructured loans    17,521       15,780       16,117       16,614
     Other real estate owned
      and repossessed assets     3,254        2,934        2,696        3,939
     Total nonperforming
      and restructured assets   20,775       18,714       18,813       20,553
     Asset Quality Ratios:
     Nonperforming and
      restructured loans
       to total loans             0.96%        0.88%        0.89%        0.85%
     Nonperforming and
      restructured assets
       to total assets            0.73         0.66         0.67         0.70
     Allowance to total loans     1.36         1.39         1.38         1.34
     Allowance to nonperforming
      and restructured loans    140.94       158.45       154.43       157.39


                              BancFirst Corporation
                       Consolidated Average Balance Sheets
                           And Interest Margin Analysis
                             Taxable Equivalent Basis
                              (Dollars in thousands)

                                Three Months Ended        Six Months Ended
                                   June 30, 2004            June 30, 2004
                                     Interest Average         Interest Average
                            Average   Income/ Yield/   Average Income/  Yield/
                            Balance   Expense  Rate    Balance Expense   Rate
    ASSETS
    Earning assets:
      Loans                $1,942,465 $28,914  5.99% $1,939,603 $57,593  5.97%
      Securities - taxable    540,034   5,213  3.88     533,780  10,295  3.88
      Securities - tax exempt  35,955     566  6.33      36,735   1,167  6.39
      Federal funds sold      276,935     695  1.01     240,140   1,202  1.01
        Total earning
         assets             2,795,389  35,388  5.09   2,750,258  70,257  5.14

    Nonearning assets:
      Cash and due
       from banks             124,410                   125,753
      Interest receivable
       and other assets       167,581                   174,026
      Allowance
       for loan losses        (26,151)                  (26,159)
         Total nonearning
          assets              265,840                   273,620
         Total assets      $3,061,229                $3,023,878

    LIABILITIES AND
      STOCKHOLDERS' EQUITY
    Interest-bearing
     liabilities:
      Transaction deposits $  433,345 $   301  0.28% $  435,039 $   617  0.29%
      Savings deposits        780,607   2,076  1.07     753,735   3,963  1.06
      Time deposits           718,747   3,071  1.72     738,251   6,439  1.75
      Short-term borrowings    24,291      45  0.75      26,796     125  0.94
      Long-term borrowings      8,968     141  6.31       9,506     298  6.30
      Junior subordinated
       debentures              51,803   1,103  8.56      43,229   1,904  8.86
         Total interest-bearing
          liabilities       2,017,761   6,737  1.34   2,006,556  13,346  1.34

    Interest-free funds:
      Noninterest bearing
       deposits               756,754                   725,334
      Interest payable
       and other liabilities   23,705                    25,369
      Stockholders' equity    263,009                   266,619
         Total interest
          free-funds        1,043,468                 1,017,322
         Total liabilities
           and stockholders'
            equity         $3,061,229                $3,023,878
    Net interest income               $28,651                   $56,911
    Net interest spread                        3.75%                     3.80%
    Net interest margin                        4.12%                     4.16%

SOURCE  BancFirst
    -0-                             07/22/2004
    /CONTACT: Joe T. Shockley, Chief Financial Officer, +1-405-270-1003, or David Rainbolt, Chief Executive Officer, +1-405-270-1002, both of BancFirst/
    (BANF)

CO:  BancFirst Corporation
ST:  Oklahoma
IN:  FIN
SU:  ERN